General Electric Capital Corporation


                                                  June 13, 2000

                            Letter Agreement
                            ----------------

Gentlemen:

          Viskase Corporation, a Pennsylvania corporation ("Lessee"), has entered into (i) a Financing Agreement dated as of
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June 14, 1999, among The CIT Group/Business Credit, Inc., the lenders party thereto and the Lessee and Viskase Sales Corporation (collectively, the Lessee and Viskase Sales Corporation, "Viskase"), (ii) a Financing Agreement dated as of June 14, 1999,
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among D.P. Kelly & Associates, L.P., and Viskase and (iii) a
Financing Agreement dated as of June 14, 1999, among the lenders party thereto and Viskase (each of the foregoing Financing Agreements and the other agreements relating to such financings collectively, the "Financing Agreements" and each of the lenders in
                   --------------------
each of the Financing Agreements collectively, the "Lenders").
                                                    -------
General Electric Capital Corporation ("GE"), acting through the
                                       --
Owner Trustee, State Street Bank and Trust Company, a Massachusetts trust company, has entered into a Lease Agreement dated as of December 18, 1990, with Lessee (the Lease Agreement, together with the other agreements relating to such lease financing, the "Lease
                                                            -----
Agreements").  This letter agreement (this "Agreement") will
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confirm our agreement with respect to the following matters relating to the Financing Agreements and the Lease Agreements:

          1. Lenders agree that they will forbear for 105 days from the date hereof from exercising any remedies or accelerating any obligations under the Financing Agreements arising in respect of any events of default existing on the date hereof, or any events of default occurring after the date hereof solely in respect of defaults that existed on or prior to the date hereof.

          2. GE agrees that it will forbear for 105 days from the date hereof from exercising any remedies or accelerating any obligations under the Lease Agreements arising in respect of any events of default existing on the date hereof, or any events of default occurring after the date hereof solely in respect of defaults that existed on or prior to the date hereof; provided, such requirement will terminate upon the occurrence of either (i) Viskase refusing to grant the security interest referred to in Paragraph 4 below within 5 days of the date hereof or (ii) the rental obligation of Viskase due to the Lessor (as defined in the Lease Agreement) on June 30, 2000, having not been made, unless the specialty plastic films business has not been sold and no lender willing to make the Loan (as defined below) has been found. GE agrees to cause the Owner Trustee to comply with this letter agreement and to be liable and responsible for any actions taken by the Owner Trustee in violation of this letter agreement.

          3. Lenders hereby agree to consent under the Financing Agreements to the incurrence of additional unsecured indebtedness by Viskase in the amount of $23,499,190 on or prior to June 30, 2000 (the "Loan"), and to consent to the proceeds of such
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indebtedness being used to pay the rental obligation of Viskase due to the Owner Trustee on June 30, 2000.

          4. Lenders hereby agree to consent to the granting of subordinated security interests in the Collateral (as such term is defined in each of the Financing Agreements), pursuant to security documentation in substantially the form executed in connection with the Financing Agreements, as security for the obligations of the Lessee to the Owner Trustee or GE under the Lease Agreements, such security interests to be subordinated to the existing security interests for the benefit of each of the Lenders in the Financing Agreements pursuant to a subordination agreement mutually acceptable to the Lenders and GE which would be entered into and become effective prior to the granting of such security interests. Notwithstanding anything herein to the contrary, GE, on behalf of the Owner Trustee, and Viskase agree that: (i) no security interest of any kind whatsoever shall in any way be granted or deemed to have been granted to the Owner Trustee until such subordination agreements are entered into and become effective; (ii) the Lenders' consent hereunder to the granting of such a subordinated security interest is only effective upon such subordination agreements having been entered into and becoming effective; and (iii) any purported grant of a security interest to Owner Trustee prior to the effectiveness of such subordination agreements shall be void and of no force and effect.

          5.  This Agreement will be governed by New York law.
This Agreement may be executed in one or more counterparts.

                              Very truly yours,

                              GENERAL ELECTRIC CAPITAL CORPORATION,
                              on behalf of the Owner Trustee

                              By:
                                 -----------------------------
                                 Name:
                                      ------------------------
                                 Its:
                                      ------------------------

Accepted and Agreed
by each of the Lenders:

THE CIT GROUP/BUSINESS CREDIT,
INC., as Agent

By:
   ------------------------------
   Name:
        -------------------------
     Its:
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GENERAL MOTORS EMPLOYEE
GLOBAL GROUP PENSION TRUST

By:  Magten Asset Management Corp.,
       as its attorney-in-fact

     By:
         ---------------------------
         Name: Robert Capozzi
         Its:  Managing Director


DEPARTMENT OF PENSIONS - CITY
OF LOS ANGELES

By:  Magten Asset Management Corp.,
     as its attorney-in-fact

     By:
         -------------------------
         Name: Robert Capozzi
         Its:  Managing Director


NAVY EXCHANGE SERVICE
COMMAND RETIREMENT TRUST

By:  Magten Asset Management Corp.,
     as its attorney-in-fact

     By:
         --------------------------
         Name: Robert Capozzi
         Its:  Managing Director


RAYTHEON CO. MASTER PENSION TRUST

By:
    ---------------------------
    Name:
          ----------------------
     Its:
          ----------------------



FIRST DATA CORPORATION MASTER
RETIREMENT TRUST

By:  Magten Asset Management Corp.,
     as its attorney-in-fact

     By:
         ------------------------
          Name: Robert Capozzi
          Its:  Managing Director


D.P. KELLY & ASSOCIATES, L.P.,
a Delaware limited partnership

By:  C&G Management Company, Inc.,
     a Delaware corporation, its general partner


By:
   ---------------------------------
Name:  Mr. Stephen M. Schuster
Its:   Vice President